UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2008

Hungarian Telephone and Cable Corp.

(Exact name of Registrant as specified in its charter)

Delaware	1-11484	13-3652685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 3400 Seattle, WA	98101-3034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 654-0204

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

On March 11, 2008, Hungarian Telephone and Cable Corp., a Delaware corporation (“HTCC” or the “Registrant”), filed a Current Report on Form 8-K to report the acquisition on March 5, 2008 of 95.7% of the outstanding equity of Memorex Telex Communications AG (“Memorex”). As permitted under Item 9.01 of Form 8-K, HTCC previously indicated that it would file the financial statements and pro forma financial information required under Item 9.01(a) and 9.01(b) of Form 8-K at a later date. This amended Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by HTCC on March 11, 2008.

(a) Financial Statements of Businesses Acquired

The following financial information is filed as Exhibit 99.1 in this amended Current Report.

(1) Independent Auditors’ Report

(2) Audited Consolidated Balance Sheet for Memorex Telex Communications AG and its consolidated subsidiaries as of December 31, 2007

(3) Audited Consolidated Income Statement for Memorex Telex Communications AG and its consolidated subsidiaries for the nine months ended December 31, 2007

(4) Audited Consolidated Cash Flow Statement for Memorex Telex Communications AG and its consolidated subsidiaries for the nine months ended December 31, 2007

(5) Audited Consolidated Statement of Changes in Shareholders’ Equity for Memorex Telex Communications AG and its consolidated subsidiaries as of December 31, 2007

(6) Notes to Audited Consolidated Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.2 in this amended Current Report.

(1) Unaudited Pro Forma Combined Balance Sheet of the Registrant and its consolidated subsidiaries and Memorex Telex Communications AG and its consolidated subsidiaries as of December 31, 2007

(2) Unaudited Pro Forma Combined Statement of Operations for the Registrant and its consolidated subsidiaries and Memorex Telex Communications AG and its consolidated subsidiaries for the year ended December 31, 2007

(3) Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d) Exhibits

2.1	Share Purchase Agreement dated December 20, 2007 between Joki Holding AG and Invitel relating to the sale and purchase of a majority of the issued share capital of Memorex Telex Communications AG, filed as Exhibit 2.1 to the Registrant’s Report on Form 8-K filed on December 27, 2007 and incorporated herein by reference

2.2	Amendment Agreement dated February 29, 2008 between Joki Holding AG and Invitel which amends the Share Purchase Agreement dated December 20, 2007 between Joki Holding AG and Invitel relating to the sale and purchase of a majority of the issued share capital of Memorex Telex Communications AG

2.3	Settlement Agreement dated July 4, 2008 regarding the escrow agreement entered into in connection with the Share Purchase Agreement dated December 20, 2007 between Joki Holding AG and Invitel relating to the sale and purchase of a majority of the issued share capital of Memorex Telex Communications AG

23	Consent of PricewaterhouseCoopers Kft.

99.1	Audited Consolidated Financial Statements of Memorex Telex Communications AG and its consolidated subsidiaries for the nine months ended December 31, 2007

99.2	Unaudited Pro forma Combined Condensed Financial Statements of the Registrant and its consolidated subsidiaries and Memorex Telex Communications AG and its consolidated subsidiaries for the year ended December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: August 11, 2008	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP.

Index to Exhibits

Exhibit No.	Description
2.2	Amendment Agreement dated February 29, 2008 between Joki Holding AG and Invitel which amends the Share Purchase Agreement dated December 20, 2007 between Joki Holding AG and Invitel relating to the sale and purchase of a majority of the issued share capital of Memorex Telex Communications AG

2.3	Settlement Agreement dated July 4, 2008 regarding the escrow agreement entered into in connection with the Share Purchase Agreement dated December 20, 2007 between Joki Holding AG and Invitel relating to the sale and purchase of a majority of the issued share capital of Memorex Telex Communications AG

23	Consent of PricewaterhouseCoopers Kft.

99.1	Audited Consolidated Financial Statements of Memorex Telex Communications AG and its consolidated subsidiaries for the nine months ended December 31, 2007

99.2	Unaudited Pro forma Combined Condensed Financial Statements of the Registrant and its consolidated subsidiaries and Memorex Telex Communications AG and its consolidated subsidiaries for the year ended December 31, 2007